3Q’26 Investor Presentation November 2026

2 Forward-Looking Statements This presentation contains projections and other forward-looking statements within the meaning of federal securities laws. These projections and statements reflect Riley Exploration Permian, Inc.’s (“Riley Permian”) current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in Riley Permian’s periodic reports filed with the U.S. Securities and Exchange Commission (“SEC”). All statements, other than historical facts, that address activities that Riley Permian assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including the volatility of oil, natural gas and NGL prices, including basis differentials between published indices and the prices we actually receive for our production; regional supply and demand factors, any delays, curtailment delays or interruptions of production, and any governmental order, rule or regulation that may impose production limits; cost and availability of gathering, pipeline, refining, transportation, power and other midstream and downstream activities, which could result in prolonged shut-in of our wells that may adversely affect our reserves, financial condition and results of operations; severe weather and other risks that lead to a lack of any available markets; our ability to successfully complete mergers, acquisitions or divestitures; the inability or failure of the Company to successfully integrate the acquired assets into its operations and development activities; the potential delays in the development, construction or start-up of planned projects; failure to realize any of the anticipated benefits of our joint ventures or other equity investments; risks relating to our operations, including development drilling and testing results and performance of acquired properties and newly drilled wells, including uncertainties in San Andres development, well spacing and the applicability of offset-well results to our acreage; inability to prove up undeveloped acreage and maintain production on leases; any reduction in our borrowing base on our revolving credit facility from time to time and our ability to repay any excess borrowings as a result of such reduction; the impact of our derivative strategy and the results of future settlement; our ability to comply with the financial covenants contained in our credit facility; changes in general economic, business or industry conditions, including changes in inflation rates, interest rates and foreign currency exchange rates; conditions in the capital, financial and credit markets and our ability to obtain capital needed to fund our exploration and development on favorable terms or at all; the loss of certain tax deductions; risks associated with executing our business strategy, including any changes in our strategy; risks associated with concentration of operations in one major geographic area; legislative or regulatory changes, including initiatives related to hydraulic fracturing, regulation of greenhouse gases, water conservation, seismic activity, weatherization, or protection of certain species of wildlife, or of sensitive environmental areas; the ability to receive drilling and other permits or approvals and rights-of-way in a timely manner (or at all), which may be restricted by governmental regulation and legislation; restrictions on the use of water, including limits on the use of produced water and any potential moratorium on new produced water well permits imposed by the RRC or NMOCD in an effort to control induced seismicity in the Permian Basin; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; public health crises, such as pandemics and epidemics, and any related government policies and actions and the effects of such public health crises on the oil and natural gas industry, pricing and demand for oil and natural gas and supply chain logistics; general domestic and international economic, market and political conditions, including military conflicts, global economic growth, unpredictability of new tariffs, actions of OPEC+ countries and changes to the current political environment under the current administration; risks related to litigation; and cybersecurity threats, technology system failures and data security issues. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of Riley Permian. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Riley Permian encourages readers to consider the risks and uncertainties associated with projections and other forward-looking statements. In addition, Riley Permian assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances. For additional discussion of the factors that may cause us not to achieve our financial projections and/or production estimates, see Riley Permian’s filings with the SEC, including its forms 10-K, 10-Q and 8-K and any amendments thereto. We do not undertake any obligation to release publicly the results of any future revisions we may make to this prospective data or to update this prospective data to reflect events or circumstances after the date of this presentation. Therefore, you are cautioned not to place undue reliance on this information. None of the information contained in this presentation has been audited by any independent auditor. This presentation is prepared as a convenience for securities analysts and investors and may be useful as a reference tool. Riley Permian may elect to modify the format or discontinue publication at any time, without notice to securities analysts or investors. Use of non-GAAP Financial Information This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures include (i) Adjusted Net Income, (ii) Adjusted EBITDAX, and (iii) Free Cash Flow (including Upstream Free Cash Flow and Total Free Cash Flow). These non-GAAP financial measures are not measures of financial performance prepared or presented in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation, and users of any such information should not place undue reliance thereon. See the Company’s website, www.rileypermian.com, for the descriptions and reconciliations of non-GAAP measures presented in this presentation to the most directly comparable financial measures calculated in accordance with GAAP. Oil & Gas Reserves The SEC generally permits oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this presentation, Riley Permian may use the terms “resource potential,” “resource play,” “estimated ultimate recovery,” or “EURs,” “type curve” and “standardized measure,” each of which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. These terms refer to Riley Permian’s internal estimates of unbooked hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. “Resource potential” is used by Riley Permian to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A “resource play” is a term used by Riley Permian to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. “EURs” are based on Riley Permian’s previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. Unbooked resource potential or “EURs” do not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities of reserves that may be ultimately recovered from Riley Permian’s interests may differ substantially from those presented herein. Factors affecting ultimate recovery include the scope of Riley Permian’s ongoing drilling program, which will be directly affected by the availability of capital, decreases in oil, natural gas liquids and natural gas prices, well spacing, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, negative revisions to reserve estimates and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. “EURs” from reserves may change significantly as development of Riley Permian’s core assets provides additional data. In addition, Riley Permian’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. “Type curve” refers to a production profile of a well, or a particular category of wells, for a specific play and/or area. We use terms such as “reserve inventory,” “inventory,” “development locations,” “locations,” “potential development locations,” and “potential upside locations” in this presentation to describe estimated volumes of hydrocarbon resources potentially recoverable through additional drilling or recovery techniques but which may not have been demonstrated to be commercially or technically recoverable or are not contemplated to be developed within five years of being booked. We also caution you that the SEC views such estimates as inherently unreliable and these estimates may be misleading to investors unless the investor is an expert in the oil and gas industry. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our form 10-K that is available at www.sec.gov. Forward-Looking Statements

Riley Permian Overview

RILEY PERMIAN

Riley Permian is a **growth-oriented upstream company** operating in the Northwest Shelf of Texas and New Mexico, with infrastructure projects that complement our operations

Applying modern horizontal drilling and completion techniques to conventional, oil-saturated and liquids-rich formations

Prioritizing long-term value creation and resilience through commodity cycles

Riley Permian by the Numbers

~$1.3 B
Enterprise Value[(1)]

~$1.1 B
Market Capitalization[(1)]

~400
Development Locations[(2)]

19%
Debt / Enterprise Value[(1)]

0.8x
LTM Leverage[(3)]

$324 MM
LTM Adjusted EBITDAX[(4)]

3.5%
Dividend Yield[(1)(5)]

42.0 MBoe/d
3Q'26 Daily Equivalent Production

61%
3Q'26 % Oil Production

25.4 MBbls/d
3Q'26 Daily Oil Production

17%
Insider Ownership[(6)]

(1) Enterprise Value, Market Capitalization and Dividend Yield based on share price and shares outstanding as of 11/2/26, debt balance and cash balance as of 9/30/26
(2) Company prepared estimates as of 9/30/26; Potential San Andres locations and spacing remain subject to evaluation and do not establish proved reserves or commercial viability. Actual development may differ based on drilling results, economics, capital, infrastructure and approvals. There is no assurance any location will be drilled
(3) Leverage calculated as debt as of 9/30/26 divided by Last Twelve Months Adjusted EBITDAX as of 9/30/26
(4) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company's website at www.rileypermian.com
(5) Future dividends subject to approval by the Board of Directors
(6) Based on SEC filings. Insiders include Yorktown (including direct fund entities and Riley Exploration Group LLC), Management, Directors & Other Unvested awards

3

Riley Permian Asset Overview

Riley Permian operates in the Northwest Shelf of the Permian Basin in Yoakum County, TX and Eddy County, NM

Champions Field – Yoakum County, TX

Primary Formation Target:	▪ San Andres
Net Acres (% HBP)[(1)]:	▪ ~31,000 Net Acres (88% HBP)
Net Operated Hz Wells[(2)]:	▪ ~152
Undeveloped Net Locations[(1)]:	▪ ~70

Red Lake Field – Eddy County, NM

Primary Formation Targets:	▪ Blinebry and Paddock (Yeso)
Additional Formation Targets:	▪ San Andres
Net Acres (% HBP)[(1)]:	▪ ~62,000 Net Acres (97% HBP)
Net Operated Hz Wells[(2)]:	▪ ~59
Undeveloped Net Locations[(1)(3)]:	▪ ~330

3Q'26 Total Prod.



14.3
42.0
MBoe/d
27.7

3Q'26 Oil Prod.



6.9
25.4
MBbls/d
18.5

Net Locations[(1)(3)]



~70
~400
Net Locs.
~330

■ New Mexico ■ Texas



NEW MEXICO
Northwest Shelf
Yoakum Co.
Champions
Red Lake Acquisitions:
Pecos (2023)
Undisclosed Seller (2024)
Silverback (2025)
Yeso Trend
TEXAS
Red Lake
Eddy Co.
Delaware Basin
Central Basin Platform
30 Miles

(1) Company prepared estimates as of 9/30/26
(2) Represents net operated producing horizontal wells as of 9/30/26
(3) Potential San Andres locations and spacing remain subject to evaluation and do not establish proved reserves or commercial viability. Actual development may differ based on drilling results, economics, capital, infrastructure and approvals. There is no assurance any location will be drilled

4

San Andres Activity Supports Potential Additional Red Lake Inventory

RILEY PERMIAN

San Andres Development Opportunity

- Multiple industry San Andres horizontal wells traverse the REPX footprint with active industry permits showing continued momentum
- Internal Riley Permian geologic analysis identifies up to 4 San Andres wells per square mile for horizontal development
- REPX plans for 6 San Andres horizontal wells in its 2027 drilling program in co-development alongside Paddock and Blinebry staggered horizontals

Red Lake Development Column

San Andres	▪ Emerging development target
Paddock	▪ Established development target
Blinebry	▪ Established development target
Deeper Targets	▪ Future prospective targets

Illustrative Development Concept


1-Mile
1-Mile
Co-development

San Andres Development Activity


Eddy County
Yeso Trend
Delaware Basin
NM
TX
REPX Red Lake Acreage
Offset Operator Producing / Completed Hz
Offset Operator DUC Hz
Offset Operator Permitted Hz

Note: Potential San Andres locations and spacing remain subject to evaluation and do not establish proved reserves or commercial viability. Actual development may differ based on drilling results, economics, capital, infrastructure and approvals. There is no assurance any location will be drilled

5

6 Riley Permian Has a Deep, High-Value Inventory Base Oil Production Rates over Time Bbls/d per 1,000’ of Lateral Length il Production Rates Over Time(1) l / r , ’ f t r l t Wells to date have experienced lower relative declines versus Midland and Delaware Basin wells Cumulative Oil Prod. Over Time(1) Bbls Produced per Foot of Lateral Length Wells to date have outperformed Midland and Delaware Basin wells on a 5-year basis Riley Permian Midland Delaware Net Locations by DROI(2)(3) Net Undeveloped Location Count >1.0x DROI ~400(3) high, cash-on-cash return, undeveloped drilling locations (1) Riley Permian, Midland Basin and Delaware Basin production characteristics are a composite of horizontal wells with first production from 2019-2025. Data sourced from Enverus (2) DROI refers to discounted return on investment, which is defined as the present value at a 10% discount rate of future net cash flows excluding capital expenditures divided by the net capital expenditures associated with the development of a horizontal well. Location count based on Company prepared estimates as of 9/30/26. Cash flows for DROI of undeveloped locations calculated using strip as of 9/30/26 (3) Potential San Andres locations and spacing remain subject to evaluation and do not establish proved reserves or commercial viability. Actual development may differ based on drilling results, economics, capital, infrastructure and approvals. There is no assurance any location will be drilled Riley Permian wells benefit from high production rates, shallow declines and low well costs 1 10 100 12 24 36 48 60 Av er ag e D ai ly P ro du ct io n Ra te Months from First Production 20 40 60 12 24 36 48 60 C um ul at iv e O il Pr od uc tio n Months from First Production

7 Scaling the Business While Limiting Dilution and Reducing Debt Oil Production (MBbls/d) Shares Outstanding (MM)(2) Total Debt ($MM)(3)Adjusted EBITDAX ($MM)(1) (1) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company’s website at www.rileypermian.com (2) Represents common shares outstanding as of 9/30/23 and 9/30/26, respectively (3) Represents total principal value of debt outstanding as of 9/30/23 and 9/30/26, respectively

8 Track Record of Returning Capital to Shareholders Notes: Dividend Yield based on share price as of 11/2/26. Future dividends subject to approval by the Board of Directors. On 10/14/26, Riley announced 3Q’26 dividend to be paid on 11/11/26 History of paying a fixed dividend every quarter as a public company ▪ Track record of raising dividend annually ▪ 3.5% current dividend yield Share Repurchases ▪ Announced $100MM share repurchase authorization in December 2025 Debt Reduction ▪ Value accrues directly to equity holders 1 2 3

9 Notes: The non-GAAP financial measures include Adjusted EBITDAX, Total Free Cash Flow and Cash Provided by Operating Activities before changes in working capital are defined in the supplemental financial tables available on the company’s website at www.rileypermian.com. Accrual based capex excludes the impact of acquisitions and contributions to equity method investments (Power JV). LTM Leverage calculated as Debt as of 9/30/26 divided by Last Twelve Months Adjusted EBITDAX as of 9/30/26. Last Twelve Months (LTM) represents a sum of 10/1/25 through 9/30/26. Future dividends subject to approval by the Board of Directors; Potential San Andres locations and spacing remain subject to evaluation and do not establish proved reserves or commercial viability. Actual development may differ based on drilling results, economics, capital, infrastructure and approvals. There is no assurance any location will be drilled 3Q’26 and Recent Highlights Total Daily Production 42.0 MBoe/d Daily Oil Production 25.4 MBbls/d Total Free Cash Flow Adjusted EBITDAX $117 $MM Total Accrual Capex $53 $MM Operating Cash Flow $111 $MM $42 $MM Key Results 3Q’26 Completion activity and wells turned to sales focused in TX in 3Q’26 ▪ Texas: 4.1 net wells drilled, 6.5 net wells completed and 11.9 net wells turned to sales ▪ New Mexico: 4.5 net wells drilled, 1.4 net wells completed and no wells turned to sales Total production and oil production +30% YoY and +38% YoY, respectively Incurred $53MM of accrual basis capital expenditures (with $66MM on a cash basis) ▪ Invested $2MM in our power-focused joint venture, RPC Power Reported $111MM of Operating Cash Flow or $108MM before changes in working capital ▪ Generated $42MM of Total Free Cash Flow Increased cash dividend by 5% to $0.42 per share to be paid in November ▪ Paid cash dividend of $0.40 per share, for a total of $8MM during 3Q’26 Debt decreased by $28MM with a quarter-end debt-to-LTM Adjusted EBITDAX ratio of 0.8x ▪ In October, the Company prepaid in full all outstanding 10.5% unsecured senior notes In October new gathering and high-pressure trunkline infrastructure constructed by Targa in Eddy County, New Mexico was placed in service and commenced receiving natural gas volumes Advanced organic resource expansion initiatives across the Red Lake asset, including evaluation of the San Andres formation and planned development activity beginning in 2Q’27

10 4Q’26 Guidance (1) Accrual (activity-based) investing expenditures before acquisitions; Total accrual capex and total cash capex year to date are $187MM and $165MM, respectively Q4 2026 Metric Guidance Activity and Production Net Operated Well Activity Drilled # 13 - 17 Completed # 13 - 17 Turned to Sales # 14 - 18 Non-Operated, Net # 0 - 1 Net Production Oil MBbls/d 25.5 - 26.5 Total Equivalent MBoe/d 42.5 - 43.5 Capital Expenditures and Investments(1) Upstream $MM $60 - $70 Infrastructure and Other $MM $14 - $16 Total Capital Expenditures $MM $74 - $86 Power JV Investment $MM $2 Total Investments $MM $76 - $88 Operating and Corporate Costs Lease Operating Expenses $/Boe $8.75 - $9.75 Production and Ad Valorem Taxes % of Revenue 7.5% - 8.5% Administrative Costs $/Boe $2.00 - $2.50

11 Quarterly Oil Production (MBbls/d) Quarterly Accrual Capex ($MM) Continuation of Growth into 2027 Illustrative Company Estimates at $70 to $90 WTI Note: Forecasted metrics based on management estimates and 4Q’26 guidance. $70 WTI $90 WTIIllustrative Production Range $70 WTI $90 WTIIllustrative Capex Range

12 Quarterly Adjusted EBITDAX ($MM) Last Twelve Months (LTM) Adjusted EBITDAX ($MM) 4Q’26 and Full-Year 2027 Oil Price Sensitivities Illustrative Company Estimates at $70 to $90 WTI $70 WTI $90 WTIIllustrative EBITDAX Range $70 WTI $90 WTIIllustrative LTM EBITDAX Range Note: Forecasted metrics based on management estimates. Price sensitivity for WTI uses actual prices through October 2026 and the respective flat oil price case thereafter. Each case uses NYMEX forward monthly pricing as of 10/27/26 for Henry Hub and Waha basis differentials. Realized NGL prices based on management estimates. Includes the impact of hedges; Adjusted EBITDAX is a non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company’s website at www.rileypermian.com

Multiple Catalysts to Drive Continued Value Creation

RILEY PERMIAN

Differentiated Growth	**Converting undeveloped inventory into producing volumes, accelerating cash flow and value realization**
Improved Infrastructure Backdrop	**Reduced New Mexico infrastructure constraints supporting increased development activity**
Resource Expansion	**Additional Red Lake formation targets extend potential inventory depth across the existing acreage position**
Improved Price Realizations	**Declining legacy derivatives exposure provides greater participation in prevailing commodity prices**
Earnout Potential	**Up to $60MM in future earnouts as New Mexico gas volumes ramp**

Note: Potential San Andres locations and spacing remain subject to evaluation and do not establish proved reserves or commercial viability. Actual development may differ based on drilling results, economics, capital, infrastructure and approvals. There is no assurance any location will be drilled

13

14 Appendix

15 REPX Capitalization and Leverage Debt Maturity Profile(4) Capitalization and Debt Maturity Profile (1) Includes 1.1MM of unvested and contingent stock awards across all employees and directors, including 414K of performance-based awards at a maximum payout potential of 200%; actual payout could range from 0% to 200%, at which time the number of actual shares outstanding will be adjusted (2) Leverage calculated as Debt as of 9/30/26 divided by Last Twelve Months Adjusted EBITDAX as of 9/30/26 (3) Liquidity consists of cash of $27MM, and $205MM undrawn on the credit facility as of 9/30/26 pro forma for senior notes repayment and amended and restated credit facility with an elected commitment of $450MM (4) Debt maturity profile pro forma as of 9/30/26 for amended and restated credit agreement and senior notes repayment $450MM Elected Commitments $MM RBL utilization RBL availability ▪ On October 29, 2026 the Company entered into an amended and restated credit agreement to the Credit Facility, which: − Increased the borrowing base and elected commitments to $450 million, from $425 million and $400 million, respectively − Extended the maturity date for the Credit Facility to October 2030, from December 2028 $245 $205 2026 2027 2028 2029 2030 MM, except share price Total Common Stock Outstanding (11/2/26)(1) 22.1 Share Price (11/2/26) $47.66 Market Capitalization $1,054 Plus: Total Debt $245 Less: Cash $27 Enterprise Value $1,272 Debt to Enterprise Value 19% LTM Leverage(2) 0.8x LTM Adjusted EBITDAX $324 Elected Commitment $450 Liquidity(3) $232

Equity Ownership and Research Analyst Coverage

RILEY PERMIAN

Equity Ownership



9.4%
7.4%
10.1%
5.1%
68.0%

>5% Holders & Insiders as of 11/2/26[1]	Shares (MM)	Ownership %
Yorktown Energy Partners[2]	2.09	9.4%
Mgmt, Directors & Other Unvested Awards[3]	1.63	7.4%
Total Insider Ownership	**3.71**	**16.8%**
Balmon Investments[2]	2.24	10.1%
BlackRock	1.13	5.1%
Estimated Public Float	15.04	68.0%
Total	**22.12**	**100.0%**

Research Analyst Coverage

Energy Prospectus	**Daniel Steffens** dmsteffens@comcast.net
Freedom Broker	**Sergey Pigarev** sergey.pigarev@fbroker.kz
Roth Capital	**Nick Pope** npope@roth.com
Texas Capital	**Derrick Whitfield** derrick.whitfield@texascapital.com
Truist	**Gabe Daoud** gabe.daoud@truist.com
Tuohy Brothers	**Noel Parks** nparks@tuohybrothers.com
Water Tower	**Jeff Robertson** jeff@watertowerresearch.com
William Blair	**Neal Dingmann** ndingmann@williamblair.com

Note: Based on SEC filings
(1) Insiders include Yorktown, Management, Board of Directors, and other unvested shares
(2) Includes affiliated entity holdings aggregated from Form 4 filings. Excludes amounts held directly by Yorktown individuals included in Management, Directors & Other Unvested awards
(3) Includes 1.1MM of unvested and contingent stock awards across all employees and directors, including 414K of performance-based awards at a maximum payout potential of 200%; actual payout could range from 0% to 200%, at which time the number of actual shares outstanding will be adjusted

16

Hedging Summary Positions as of 11/2/26

RILEY PERMIAN

		2026	2027				2028	
		4Q	1Q	2Q	3Q	4Q	1Q	2Q
Crude Oil (WTI)								
Fixed Swap - Volumes	MBbls	820	725	690	630	605	330	-
Weighted Average Price	$/Bbl	$61.42	$61.48	$62.72	$61.38	$61.62	$70.18	-
Collar - Volumes	MBbls	550	475	537	530	465	270	90
Weighted Average Floor Price	$/Bbl	$57.75	$57.15	$55.84	$55.57	$58.23	$56.67	$60.00
Weighted Average Ceiling Price	$/Bbl	$69.59	$66.42	$67.97	$70.51	$76.92	$75.77	$80.65
Total Oil Volumes	MBbls	1,370	1,200	1,227	1,160	1,070	600	90
Downside (Floor) Weighted Average Price	$/Bbl	$59.95	$59.77	$59.71	$58.72	$60.14	$64.10	$60.00
Upside (Ceiling) Weighted Average Price	$/Bbl	$64.70	$63.44	$65.02	$65.55	$68.27	$72.69	$80.65
Natural Gas (HH)								
Fixed Swap - Volumes	BBtu	500	600	-	-	-	-	-
Weighted Average Price	$/MMBtu	$4.07	$4.19	-	-	-	-	-
Collar - Volumes	BBtu	600	450	-	-	-	-	-
Weighted Average Floor Price	$/MMBtu	$3.43	$3.80	-	-	-	-	-
Weighted Average Ceiling Price	$/MMBtu	$4.79	$5.84	-	-	-	-	-
Total Natural Gas Volumes	BBtu	1,100	1,050	-	-	-	-	-
Downside (Floor) Weighted Average Price	$/MMBtu	$3.72	$4.02	-	-	-	-	-
Upside (Ceiling) Weighted Average Price	$/MMBtu	$4.46	$4.89	-	-	-	-	-
Waha Basis								
Waha Basis Swap Volumes	BBtu	3,450	3,150	3,150	3,150	3,150	1,800	-
Weighted Average Price	$/MMBtu	($1.58)	($0.94)	($0.95)	($0.95)	($0.95)	($1.01)	-
Total Hedged Volumes Per Day								
Total Oil Volumes (WTI)	MBbls/d	14.9	13.3	13.5	12.6	11.6	6.6	1.0
Total Gas Volumes (HH)	MMcf/d	11.5	11.3	-	-	-	-	-
Total Gas Basis Volumes (Waha)	MMcf/d	36.2	33.8	33.4	33.0	33.0	19.1	-

Note: Q4 2026 derivative positions shown include 2026 contracts, some which have settled as of 11/2/26; Gas daily volumes are converted from MMBtu to Mcf using an assumed heat rate of 1.037

17